Exhibit 10.2

[***] Certain information in this document has been omitted from this exhibit because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL

Amendment No. 2 to Collaboration and License Agreement

This Amendment No. 2 (this “Amendment”), dated as of July 27, 2023 (“Amendment 2 Effective Date”), between Blueprint Medicines Corporation (“Blueprint”) and Oncopia Therapeutics, Inc. d/b/a Proteovant Therapeutics, Inc. (“Proteovant”) amends that certain Collaboration and License Agreement, dated February 26, 2022 by and between Blueprint and Proteovant, as earlier amended on June 5, 2023 (the “Agreement”). Blueprint and the Proteovant are each referred to herein as a “Party” and, collectively, as the “Parties.” Capitalized terms used and not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

Recitals

WHEREAS, pursuant to the Agreement, the Parties developed a Research Plan for each of the Initial Target Programs;

WHEREAS, the Parties desire [***] extend the time period within which the JRC shall meet to discuss the [***] and determine whether [***] with respect to the [***] Target Program;

WHEREAS, the Parties also desire to further extend the time period to [***] Target Program;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Solely with respect to the [***] Target Program, the Parties mutually agree to (a) [***], and (b) [***] the requirement set forth in [***] of the Agreement that the JRC meet within [***] of [***] to discuss [***] and determine whether [***] with respect to the [***] Target Program.

2.The Parties shall [***] Target Program and shall hold the aforementioned JRC meeting promptly following [***].

3.With respect to the [***] Target Program, the time period, as defined in [***] of the Agreement and previously extended to [***] pursuant to Amendment No. 1 to Collaboration and License Agreement, dated June 5, 2023, between the Parties, within which to [***] such Target Program, is hereby further extended to [***].

4.This Amendment shall be effective as of the Amendment 2 Effective Date. On and after the Amendment 2 Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each similar reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

5.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Amendment Effective Date.

BLUEPRINT MEDICINES CORPORATION

By:	/s/ Percy Carter
Name:	Percy Carter
Title:	Chief Scientific Officer

ONCOPIA THERAPEUTICS, INC.

By:	/s/ Ruby Holder
Name:	Ruby Holder
Title:	Chief Strategy Officer